Exhibit 10.3

Execution Version

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is dated as of April 5, 2022, by and among (i) Caravelle International Group, a Cayman Islands exempted company (“PubCo”), (ii) Pacifico Acquisition Corp., a Delaware corporation (“SPAC”) and (iii) the undersigned (the “Holder”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Merger Agreement (as defined below).

BACKGROUND

A. On or about the date of this Agreement, PubCo, SPAC, Pacifico International Group, a Cayman Islands exempted company and a wholly-owned subsidiary of the PubCo (“Merger Sub 1”), Pacifico Merger Sub 2 Inc., a Delaware corporation and a wholly-owned subsidiary of the of PubCo (“Merger Sub 2”) and Caravelle Group Co., Ltd.. a Cayman Islands exempted company (“Company”), are entering into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, among other matters, upon the consummation of the transactions contemplated thereby (the “Closing”), Merger Sub 1 will merge with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of PubCo (the “Initial Merger”), and Merger Sub 2 will merge with and into SPAC, with SPAC continuing as the surviving entity and a wholly-owned subsidiary of PubCo (the “SPAC Merger” and together with the Initial Merger, the “Transaction” or “Merger”) and as a result of which all of the issued and outstanding capital stock of each of the Company and SPAC immediately prior to the Closing shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right to receive newly issued PubCo Ordinary Shares, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law and the Companies Act of the Cayman Islands, as applicable;

B. As of the date hereof, Holder is a holder of Company Ordinary Shares, in such amounts as set forth underneath Holder’s name on the signature page hereto. Holder does not beneficially own any securities exercisable for or convertible into Company Ordinary Shares except as indicated on the signature page hereto.

C. Pursuant to the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties desire to enter into this Agreement, pursuant to which the PubCo Ordinary Shares to be received by Holder as consideration in the Merger, and further including any other securities held by the Holder immediately following the Merger which are convertible into, or exercisable, or exchangeable for, PubCo Ordinary Shares (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, but not including any shares issued in connection with the PIPE Subscription Agreements, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

D. As a condition of, and as a material inducement for the Company to enter into and consummate the Transaction, the Holder has agreed to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Lock-Up.

(a) During the Lock-up Period (as defined below), the Holder irrevocably agrees that, without the prior written consent of PubCo, it, he or she will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Lock-up Shares (as defined below), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Lock-up Shares, whether any of these transactions are to be settled by delivery of any such Lock-up Shares, in cash or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to any security of PubCo.

(b) In furtherance of the foregoing, PubCo will (i) place an irrevocable stop order on all Lock-up Shares, including those which may be covered by a registration statement, and (ii) notify PubCo’ transfer agent in writing of the stop order and the restrictions on such Lock-up Shares under this Agreement and direct PubCo’ transfer agent not to process any attempts by the Holder to resell or transfer any Lock-up Shares, except in compliance with this Agreement.

(c) For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(d) For purpose of this Agreement, the “Lock-up Period” means the period commencing on the Closing Date and ending on the earlier of (A) six-month anniversary of the date of the Closing; and (B) subsequent to the Closing, the date on which PubCo consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property.

(e) The restrictions set forth herein shall not apply to the transfer of any or all of the Restricted Securities owned by Holder: (1) transfers or distributions to the Holder’s current or former general or limited partners, managers or members, stockholders, other equityholders or direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended) or to the estates of any of the foregoing; (2) transfers by bona fide gift to a member of the Holder’s immediate family or to a trust, the beneficiary of which is the Holder or a member of the Holder’s immediate family for estate planning purposes; (3) by virtue of the laws of descent and distribution upon death of the Holder; or (4) pursuant to a qualified domestic relations order, in each case where such transferee agrees to be bound by the terms of this Agreement.

In addition, after the Closing Date, if there is a Change of Control, then upon the consummation of such Change of Control, all Lock-up Shares shall be released from the restrictions contained herein. A “Change of Control” means: (a) the sale of all or substantially all of the consolidated assets of PubCo and PubCo subsidiaries to a third-party purchaser; (b) a sale resulting in no less than a majority of the voting power of the PubCo being held by person that did not own a majority of the voting power prior to such sale; or (c) a merger, consolidation, recapitalization or reorganization of PubCo with or into a third-party purchaser that results in the inability of the pre-transaction equity holders to designate or elect a majority of the Board of Directors (or its equivalent) of the resulting entity or its parent company.

2. Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the others and to all third party beneficiaries of this Agreement that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is the binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound.

3. Beneficial Ownership. The Holder hereby represents and warrants that it does not beneficially own, directly or through its nominees (as determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), any shares of capital stock of the Company, or any economic interest in or derivative of such stock, other than those securities specified on the signature page hereto. For purposes of this Agreement, the ordinary shares of the Company beneficially owned by the Holder as specified on the signature page hereto, together with the Restricted Securities to be received by such Holder in connection with the Transaction (subject to the consummation of the Merger), are collectively referred to as the “Lock-up Shares.”

4. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Holder in connection with this Agreement.

5. Notices. Any notices required or permitted to be sent hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; (b) if by fax or email, on the date that transmission is confirmed electronically, if by 4:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or (c) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

(a)	If to SPAC prior to the Closing, to:

Pacifico Acquisition Corp.

c/o Pacifico Capital LLC

521 Fifth Avenue 17th Floor

New York, NY 10175

Attention: Edward Cong Wang, Chief Executive Officer

E-mail: edwardwang@pacificocorp.com

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP

345 Park Avenue, 19th Floor

New York, NY 10154

Attention: Giovanni Caruso

E-mail: gcaruso@loeb.com

(b)	If to PubCo, to:

Caravelle International Group

c/o Caravelle Group Co., Ltd.

P.O. Box 31119

Grand Pavilion, Hibiscus Way,

802 West Bay Road

Grand Cayman

KYI – 1205 Cayman Islands

Attention: Guohua Zhang

Email: zgh@caravelleglobal.com.cn

with a copy (which shall not constitute notice) to:

Jun He Law Offices LLC

Suite 1919, 630 Fifth Avenue

(45 Rockefeller Plaza)

New York, NY 10111

Attention: Lan Lou

Email: loul@junhe.com

(c)	If to the Holder, to the address set forth on the Holder’s signature page hereto, with a copy, which shall not constitute notice, to:

60 Paya Lebar Road

#06-17 Paya Lebar Square

Singapore 409051

Attention: Guohua Zhang

Phone: (86) 15221560448

E-mail: zgh@caravelleglobal.com.cn

or to such other address as any party may have furnished to the others in writing in accordance herewith.

6. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

7. Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

8. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and permitted assigns of the parties hereto. The Holder hereby acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by PubCo and its successors and assigns.

9. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

10. Amendment. The parties hereto acknowledge that Pacifico Capital LLC (the “Sponsor”) is a third-party beneficiary to this Agreement and that this Agreement may be amended or modified by written agreement executed by each of the parties hereto and the Sponsor.

11. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

12. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

13. Dispute Resolution. Section 11.14 of the Merger Agreement regarding jurisdiction and waiver of jury trial is incorporated by reference herein to apply with full force to any dispute arising under this Agreement.

14. Governing Law. The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of Delaware.

15. Controlling Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Merger Agreement, the terms of this Agreement shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CARAVELLE INTERNATIONAL GROUP

By:
	Name:	Edward Cong Wang
	Title:	Sole Director

PACIFICO ACQUISITION CORP.

By:
	Name:	Edward Cong Wang
	Title:	Chief Executive Officer

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DOOSAN INVESTMENT CO., LTD

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

200

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GALION-GROUP CO., LTD

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

24,500

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HAOCHEN GROUP CO., LTD

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

50

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GREATER BIGFISH KING CO., LTD

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

1,500

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

JANE RAYS GROUP CO., LTD

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

1,000

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KAIYUE TEC GROUP CO., LTD

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

215

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NEW HONEST GROUP CO., LTD

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

3,485

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NINE TEN INTERNATIONAL CO., LTD

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

75

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

YUNQI LIMITED

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

350

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TAIYUAN GROUP CO., LTD

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

10,000

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TAIYANG GROUP CO., LTD

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

150

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

IDEAL VICTORY HOLDINGS LIMITED

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

1,250

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BROOKADE HOLDINGS LIMITED

By:
Name:
Title: Director

Address:

Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands

NUMBER OF Lock-up Shares:

275

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SPEED WEALTHY LTD.

By:
Name:
Title: Director

Address:

Akara Bldg., 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands

NUMBER OF Lock-up Shares:

5,000

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SOUTH PACIFIC GYRE INVESTMENT LTD.

By:
Name:
Title: Director

Address:

Unit 8, 3/F., Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town, Tortola, British Virgin Islands

NUMBER OF Lock-up Shares:

1,950